UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2021

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Sigma Labs, Inc. (“we,” “our,” “us,” or the “Company”) held on July 15, 2021 (the “2021 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (as amended, the “2013 Plan”) to fix at 1,765,000 shares the aggregate number of shares of the Company’s common stock issued or issuable under the 2013 Plan. The Company’s stockholders also approved the Sigma Labs, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The amendment to the 2013 Plan and the ESPP were previously approved by the Company’s Board of Directors. A summary of the 2013 Plan and the ESPP is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 15, 2021 (the “2021 Proxy Statement”). The summary of each of the 2013 Plan and the ESPP contained in the 2021 Proxy Statement is qualified in its entirety by reference to the full text of the 2013 Plan and the ESPP, a copy of which is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, the 2021 Annual Meeting was held on July 15, 2021. Our stockholders acted upon the following proposals at the 2021 Annual Meeting:

●	Proposal 1: To elect each of John Rice and Mark Ruport as a Class I director until the 2024 Annual Meeting of Stockholders;

●	Proposal 2: To approve an amendment to our 2013 Plan to fix at 1,765,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan;

●	Proposal 3: To approve the Sigma Labs, Inc. 2021 Employee Stock Purchase Plan;

●	Proposal 4: To approve, by non-binding vote, the compensation of our named executive officers as disclosed in the 2021 Proxy Statement; and

●	Proposal 5: To ratify the selection of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Voting Results

Proposal 1: Mr. Rice was elected as a Class I director with 2,959,303 “FOR” votes, 222,105 “AGAINST” votes and 28,595 “ABSTAIN” votes. Mr. Ruport was elected as a Class I director with 3,029,922 “FOR” votes, 154,779 “AGAINST” votes and 25,302 “ABSTAIN” votes. There were 2,789,587 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 2,809,282 “FOR” votes, 367,560 “AGAINST” votes and 33,161 “ABSTAIN” votes. There were 2,789,587 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 3,065,661 “FOR” votes, 120,399 “AGAINST” votes and 23,943 “ABSTAIN” votes. There were 2,789,587 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 3,041,933 “FOR” votes, 153,502 “AGAINST” votes and 14,568 “ABSTAIN” votes. There were 2,789,587 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 5,680,690 “FOR” votes, 22,612 “AGAINST” votes and 296,288 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Sigma Labs, Inc. 2013 Equity Incentive Plan, as Amended.
10.2	Sigma Labs, Inc. 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2021	SIGMA LABS, INC.

	By:	/s/ Mark K. Ruport
	Name:	Mark K. Ruport
	Title:	President and Chief Executive Officer